SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 SCHEDULE 13G

                   Under the Securities Exchange Act of 1934
                          (Amendment No.         )*


                            DATA SWITCH CORPORATION
                                (Name of Issuer)

                          COMMON STOCK, $.01 PAR VALUE
                         (Title of Class of Securities)

                                   237863105
                                 (CUSIP Number)



Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                               Page 7 of 13 Pages

CUSIP No.237863105                     13G                    Page 8 of 13 Pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
       Wechsler & Krumholz, Inc.

--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [ ]
                                                             (b)  [X]

--------------------------------------------------------------------------------
   3   SEC USE ONLY



--------------------------------------------------------------------------------
   4   CITIZENSHIP OR PLACE OF ORGANIZATION

       New York

--------------------------------------------------------------------------------
   NUMBER OF      5    SOLE VOTING POWER
     SHARES
  BENEFICIALLY         775,720
    OWNED BY      --------------------------------------------------------------
     EACH         6    SHARED VOTING POWER
  REPORTING
    PERSON             Not Applicable
     WITH         --------------------------------------------------------------
                  7    SOLE DISPOSITIVE POWER

                       775,720
                  --------------------------------------------------------------
                  8    SHARED DISPOSITIVE POWER

                       Not Applicable
--------------------------------------------------------------------------------
   9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

       775,720
--------------------------------------------------------------------------------
  10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*


--------------------------------------------------------------------------------
  11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

       6.35%
--------------------------------------------------------------------------------
  12   TYPE OF REPORTING PERSON*

       BD
--------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT

                               Page 8 of 13 Pages

CUSIP No.237863105                     13G                    Page 9 of 13 Pages



--------------------------------------------------------------------------------
   1   NAME OF REPORTING PERSON
       S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
       NORMAN J. WECHSLER

--------------------------------------------------------------------------------
   2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                             (a)  [ ]
                                                             (b)  [X]

--------------------------------------------------------------------------------
   3   SEC USE ONLY


--------------------------------------------------------------------------------
   4   CITIZENSHIP OR PLACE OF ORGANIZATION

       United States
--------------------------------------------------------------------------------
   NUMBER OF      5    SOLE VOTING POWER
     SHARES
  BENEFICIALLY         775,720
    OWNED BY      --------------------------------------------------------------
      EACH        6    SHARED VOTING POWER
   REPORTING
     PERSON            Not Applicable
      WITH       --------------------------------------------------------------
                  7    SOLE DISPOSITIVE POWER

                       775,720
                  --------------------------------------------------------------
                  8    SHARED DISPOSITIVE POWER

                       Not Applicable
--------------------------------------------------------------------------------
   9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

       775,720
--------------------------------------------------------------------------------
  10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*


--------------------------------------------------------------------------------
  11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

       6.35%
--------------------------------------------------------------------------------
  12   TYPE OF REPORTING PERSON*


       IN
--------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT

                               Page 9 of 13 Pages

Item 1(a)

Name of Issuer

     The issuer of the common stock to which this Schedule 13G relates is Data Switch Corporation, a Delaware corporation (the "Company").

Item 1(b)

Address of Issuer's Principal Executive Offices

     The Company's principal executive offices are located at One Enterprise Drive, Shelton, Connecticut 06484

Item 2(a)

Name of Person Filing

     This Schedule 13G is filed on behalf of (i) Wechsler & Krumholz, Inc. ("W&K"), a New York corporation, and (ii) Mr. Norman J. Wechsler (together with W&K, the "Reporting Persons").

Item 2(b)

Address of Principal Business Office

     The Reporting Persons' principal business office is located at 39 Broadway, New York, New York 10006

Item 2(c)

Citizenship

     W&K is a New York corporation and Mr. Wechsler is a United States citizen.

Item 2(d)

Title of Class of Securities

     The security to which this Schedule 13G relates is the common stock, par value $.01 per share (the "Common Stock"), of the Company.

                               Page 10 of 13 Pages

Item 2(e)

CUSIP Number

     The CUSIP number of the Common Stock is 237863105.

Item 3

Type of Reporting Person

     W&K is a Broker or Dealer registered under Section 15 of the Securities Exchange Act of 1934. Mr. Wechsler is the majority stockholder, Chairman of the Board and President of W&K and, accordingly, would likely be considered the beneficial owner of securities beneficially owned by W&K. Mr. Wechsler's beneficial ownership of the outstanding equity securities of the Company does not exceed 1% of the Company's outstanding equity securities, exclusive of Company securities beneficially owned by W&K. All of the equity securities of the Company beneficially owned by the Reporting Persons were acquired in the ordinary course of business and not with the purpose nor with the effect of changing nor influencing the control of the Company, nor in connection with or as a participant in any transaction having such effect (including any transaction subject to Rule 13d-3(b) promulgated under the Securities Exchange Act of 1934).

Item 4

Ownership

               (a)      Amount Beneficially Owned

                        Each Reporting Person beneficially owns 775,720 shares of Common Stock, which amount includes the shares that would be obtained upon conversion (the "Conversion") of the Company's 91/2% Convertible Subordinated Debentures due 2003.

               (b)      Percent of Class

                        6.35%

               (c)      Number of Shares as to Which Such Person Has:

                        (i)    Sole Power to Vote or Direct the Vote:

                               Each Reporting Person has sole power to vote or direct the vote of 775,720 shares of Common Stock (giving effect to the Conversion).

                               Page 11 of 13 Pages

                         (ii)  Shared Power to Vote or Direct the Vote:

                                         None

                         (iii) Sole Power to Dispose or Direct the Disposition:

                               Each Reporting Person has sole power to dispose or direct the disposition of 775,720 shares of Common Stock (giving effect to the Conversion)

                         (iv) Shared Power to Dispose or Direct the Disposition of:

                                         None

Item 5

Ownership of Five Percent or Less of a Class

     Not Applicable

Item 6

Ownership of Five Percent on Behalf of Another Person

     Not Applicable

Item 7

Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on By the Parent Holding Company

     Not Applicable

Item 8

Identification and Classification of Members of the Group

     Not Applicable

                               Page 12 of 13 Pages

Item 9

Notice of Dissolution of Group

     Not Applicable

Item 10

Certification

     By signing below each of the undersigned certifies that, to the best of its or his knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.

     After reasonable inquiry and to the best of each of the undersigned's knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated:   February 14, 1992

                                       WECHSLER & KRUMHOLZ, INC.

                                       By:/s/ Richard K. Zeeman
                                         ----------------------
                                          Richard K. Zeeman
                                          Executive Vice-President

                                         /s/ Richard K. Zeeman
                                         ----------------------
                                          Norman J. Wechsler

                                        By:  Richard K. Zeeman
                                             Attorney-in-Fact

                             *   *   *   *   *   *   *

     The limited power of attorney authorizing Mr. Zeeman to sign this Schedule 13G on behalf of Mr. Wechsler, filed with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 2 to Schedule 13G dated October 8, 1991 filed by the Reporting Persons in respect of Microsemi Corp., is hereby incorporated by reference.

                               Page 13 of 13 Pages